Note 17 - Related Party Transactions	12 Months Ended
Mar. 31, 2023
Notes to Financial Statements
Related Party Transactions Disclosure [Text Block]

17. Related Party Transactions

During fiscal years 2023, 2022, and 2021, less than 1% of vegetables supplied to the Company are grown by a Director of Seneca Foods Corporation. The Company’s grower purchases from the Director were $3.1 million, $2.9 million, and $2.2 million in fiscal years 2023, 2022, and 2021, respectively, pursuant to a raw vegetable grower contract.  The Chairman of the Audit Committee reviewed the relationship and determined that the contract was negotiated at arm's length and on no more favorable terms than to other growers in the marketplace.

The Company made charitable contributions to the Seneca Foods Foundation, a related party, in the amount of $0.5 million, $1.0 million and $1.0 million in fiscal years 2023, 2022 and 2021, respectively. The Foundation is a nonprofit entity that supports charitable activities by making grants to unrelated organizations or institutions and is managed by current employees of the Company.

During fiscal year 2022, the Company recorded a liability for retirement arrangements to beneficiaries of certain former employees of the Company that have family relationships to two of the Company’s current Directors. As of March 31, 2023 and 2022, the liability for these benefits totaled $1.0 million and $1.9 million, respectively. Payments are made monthly over the beneficiary’s lifetime.